
RUSH
TRUCK CENTERS
CNG | LNG
SCHOOL BUS

RUSH ENTERPRISES

July 31, 2015

expect more.

Disclosure/Safe Harbour

This presentation may contain forward-looking statements (as defined in the Private Securities Litigation Reform Act 1995). Any forward-looking statements are based on current expectations with respect to important risk factors. It is important to note that our actual results could materially differ from the results anticipated in any forward-looking statements which may be contained in this presentation. Important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, future growth rates and margins for certain of our products and services, future supply and demand for our products and services, competitive factors, general economic conditions, cyclicality, market conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, the interest rate environment, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices and one-time events. Please refer to the documents that we have filed with the U.S. Securities and Exchange Commission for a discussion of these factors. We do not undertake any obligation to update any forward-looking statements contained in or incorporated in this presentation to reflect actual results, changes in assumptions or in other factors which may affect any forward-looking statements.

Company Overview

- Full service solutions provider to commercial vehicle industry
- 6,989 dedicated employees
- $4.7 billion in revenues in 2014
- 35,352 trucks sold in 2014
- 4.9-7.1% U.S. Class 4-8 market share in 2014
- $40 million share repurchase authorization
- A and B common shares due to voting control requirements included in Peterbilt dealer agreements prior to IPO


RUSH
ENTERPRISES

expect more.

Commercial Vehicle Market

- Fleet age will continue to drive strong aftermarket sales
- Automotive strong; commercial and residential construction continues to improve
- Vocational markets drive need for aftermarket solutions (upfitting, mobile service, modifications)
- Alternate fuel vehicles growing opportunity – expected 8-10% of market by 2018
- Availability of credit continues to improve (new and reemerging lenders)
- Used truck market stable
- Freight movement expected to remain stable
- Oil prices impact energy sector







US Truck Retail Sales



Units (000's)
350
300
250
200
150
100
50
ACT Research
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015 E

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015 E
Class 8	209	258	290	157	139	97	110	174	199	188	224	267
Class 4-7	260	263	277	239	173	111	118	146	164	180	200	209

Rush Truck Centers

- Largest commercial vehicle dealer group in North America
- 120 locations in 20 states
- Broad market segment coverage
- Peterbilt and Navistar divisions
- Medium-duty operates within both divisions
- Leasing and rental
- Financial and insurance services
- Over 5 million sq. ft. of premium facilities







Peterbilt Division



expect more.

Navistar Division



Rush Truck Centers Network



expect more.

Solutions Network

- **120 locations support all Rush businesses**
- **Capabilities for all makes and models**
- **Aftermarket Parts**
  - $220 million parts inventory
  - Proprietary Rig Tough truck parts
  - RushCare Rapid Parts call centers
- **Service and Body Shop**
  - 1,965 service bays; 2,442 technicians; 28 collision centers
  - Complete range of maintenance solutions
  - 300 mobile service units; 183 technicians in customer shops
  - RushCare solutions
  - CNG/LNG service capabilities







Natural Gas Sales and Service

- **Expected 8 – 10% of market by 2018**
- **Rush sales – 4,136 units since 2005 (497 YTD)**
- **Sales support**
  - Green consultant
  - Sales specialist
- **Parts and service support**
  - Natural Gas Operations Manager
  - 14 dedicated CNG locations, 12 underway
  - Natural Gas service being included in new facility construction and expansions
  - Mobile service
  - 150 certified technicians
- **CVS fuel system engineering and installation**


CNG | LNG

Momentum Fuel Technologies

- **Innovative design and manufacturing capabilities**
- **Advanced safety features**
- **Installation expertise**
- **Nationwide service network**
- **Production Summer 2015**

U.S. CLASS 8 NATURAL GAS ADOPTION RATES


Units (000)
Source: ACT Research
60
50
40
30
20
10
0
2012
2013
2014
2015
2016
2017
2018
2019
2020
% US CL 8 Sales
2%
3%
4%
5%
6%
7%
10%
17%
23%





Absorption Performance

- Critical metric for dealership efficiency
- Measures less cyclical gross profit compared to controllable expenses
- Above 95% in down cycle due to efficient expense management
- Entered up cycle at 106%; 92% in 2003
- Q3 2014 record 120.2%
- 118% in 2014



ABSORPTION RATIO*
120
100
80
92
95
100
105
105
106
96
106
114
116
114
118
3
4
5
6
7
8
9
10
11
12
13
14

*Absorption ratio is calculated by dividing the gross profit from the parts, service and body shop departments by the overhead expenses of all of a dealership's departments, except for the selling expenses of new and used commercial vehicles and the carrying costs of the new and used commercial vehicle inventory.

expect more.

Quality of Earnings


Percentage
100
80
60
40
20
0
36.9%
52.5%
Peak
20.1%
71.0%
Trough
29.1%
62.6%
2006
2009
2014
Parts and Service
Truck Sales
Other
Leasing and Rental

Class 8 Units	290,000	97,000	224,000

2014 GP Margin	Truck Sales 6.9%	Parts/Service 36.0%	Rental and Leasing 13.9%

expect more.

Rush Annual Truck Sales



Trucks
40,000
36,000
32,000
28,000
24,000
20,000
16,000
12,000
8,000
4,000
0
2010
2011
2012
2013
2014
2015E
42%
26%
1%
31%
4,746
2,934
114
3,461
9,052
5,469
1,019
4,649
9,925
7,126
1,376
4,744
9,545
8,416
1,970
6,405
15,833
9,922
1,704
7,893
17,000
11,000
1,700
8,000
45%
29%
5%
21%
Used
Light – Duty
Medium – Duty
Class 8

Commercial Vehicle Franchises

Peterbilt, Class 6-8	– 50 locations, 10 states
International, Class 5-8	– 59 locations, 10 states
Isuzu, Class 4-5	– 31 locations, 10 states
Hino, Class 5-7	– 31 locations, 8 states
Ford, Class 3-7	– 6 locations, 6 states
Mitsubishi Fuso, Class 4-5	– 5 locations, 3 states
IC Bus	– 36 locations, 7 states
Blue Bird	– 18 locations, 1 state
Elkhart	– 18 locations, 1 state
Collins	– 24 locations, 1 state
Jerr-Dan	– 35 locations, 6 states
Paclease	– 44 locations, 10 states
Idealease	– 28 locations, 8 states

Rush Class 8 Customers

Rush US Class 8 market share – 6% to 6.5%

- Strong vocational component
- Large fleets consolidating
- Private mid-size fleets remain viable
- Independent owner-operator now variable component of truckload carrier


VOCATIONAL 45-50%
LARGE FLEETS 25-30%
OWNER-OPERATOR 10-15%
MID-SIZE FLEETS 15-20%

Rush Class 4-7 Customers

Rush US Class 4 – 7 market share – 5% - 5.5%

- Vocational and specialty markets
- Ready to roll inventory
- National fleet accounts
- Market tied closely to the general economy



PICK-UP/ DELIVERY 25%
LEASING/ RENTAL 10%
CONSTRUCTION/ LANDSCAPING 25%
TOWING/ RECOVERY 10%
FOOD/ BEVERAGE 20%
GOVERNMENT/ MUNICIPAL 10%

expect more.

Rush Truck Leasing

- Full service leasing and rental
- Lease trucks captive source for parts and service revenue
- PacLease and Idealease franchises
- 72 locations including 14 captive shops
- 7,436 truck fleet, 1,251 units under contract maintenance
- Growing need by customer for outsourced maintenance


IDEALEASE





LEASING AND RENTAL REVENUE


$ Millions
$205
$185
$165
$145
$125
$105
$85
$65
$45
$25
$55
$54
$67
$83
$100
$130
$178
$200
2008
2009
2010
2011
2012
2013
2014
2015E

expect more.

Growth Strategy

- **Goals**
  - Provide comprehensive solutions and premier service to commercial equipment industry
  - Expand scope of commercial equipment product offerings
  - Enhance value of Rush brand
- **Objectives**
  - Expand network
  - Extend breadth of product and service offerings in current markets
  - Increase market share


RUSH
TRUCK CENTERS
778.33
Tokyo
1.34
0.00%
0.17%
London
5.63
0.23%
FTSE
-6.89

Company at a Glance

- **Rush Truck Centers**
- **Rush Refuse Systems**
- **Rush Crane Systems**
- **Rush Towing Systems**
- **Rush Bus Centers**
- **Rush Truck Financing**
- **Rush Truck Leasing**
- **Rush Truck Insurance**
- **Perfection Equipment**
- **Rig Tough Truck Parts**
- **Rig Tough Used Trucks**
- **Momentum Fuel Technologies**
- **Custom Vehicle Solutions**
- **Chrome Country**
- **World Wide Tires**


IDEALEASE
CHROME COUNTRY
SCHOOL BUS
STOP

expect more.

Historical Results

$ in millions, except per share amounts	2010	2011	2012	2013	2014	6 months ended 6/30/2014	6 months ended 6/30/2015
Revenue	$1,497.9	$2,580.6	$3,090.6	$3,384.7	$4,727.4	$2,141.1	$2,523.8
Gross Profit	$284.9	$423.3	$500.8	$572.0	$756.0	$359.3	$401.3
Gross Profit Margin	19.0%	16.4%	16.2%	16.9%	16.0%	16.8%	15.9%
Adjusted EBIT (1)*	$42.6	$93.0	$105.6	$95.4	$133.2	$53.4	$60.5
Adjusted EBIT Margin*	2.8 %	3.6 %	3.4 %	2.8 %	2.8%	2.5%	2.4%
Adjusted Net Income (2)*	$24.6	$55.2	$62.5	$55.8	$82.0	$31.9	$36.4
Adjusted EPS (2)*	$0.64	$1.42	$1.57	$1.38	$2.01	$0.78	$0.89

(1) Excludes income from discontinued operations for 2010; operational tax credits related to alternative fuel vehicles in 2010; one-time charges related to W. Marvin Rush retirement accruals in 2013; and a one-time charge related to impairment of the company's aircraft in 2014.

(2) Excludes income from discontinued operations for 2010; one-time charges related to W. Marvin Rush retirement accruals in 2013; and a one-time charge related to impairment of the company's aircraft in 2014.

*Non-GAAP financial measure – see Appendix

Adjusted Return on Invested Capital

$ in thousands	2010	2011	2012	2013	2014	6/30/2014	6/30/2015
Total debt	$532,141	$894,534	$984,157	$1,121,897	$1,487,641	$1,271,524	$1,524,501
Adjustments							
Debt related to lease and rental fleet	($181,022)	($233,624)	($322,913)	($413,066)	($539,426)	($475,540)	($569,968)
Floor plan notes payable	($237,810)	($520,693)	($534,520)	($593,649)	($845,977)	($686,897)	($871,418)
Adjusted total debt*	$113,309	$140,217	$126,724	$115,182	$102,238	$109,087	$83,115
Cash and cash equivalents	($168,976)	($207,775)	($198,773)	($217,305)	($191,463)	($130,963)	($72,948)
Adjusted net debt*	($55,667)	($67,558)	($72,049)	($102,123)	($89,225)	($21,876)	$10,167
Shareholders' equity	$464,919	$531,234	$607,946	$665,381	$764,339	$711,604	$808,196
Adjusted invested capital*	$409,252	$463,676	$535,897	$563,258	$675,114	$689,728	$818,363
Adjusted return on invested capital (1)*	10.9%	21.3%	21.1%	17.4%	21.5%	16.8%	18.6%

(1) Calculated by dividing adjusted EBIT by adjusted average invested capital. For interim periods the calculation is made using the previous twelve months' results.

* Non-GAAP financial measure – see Appendix.

Free Cash Flow

$ in thousands	2010	2011	2012	2013	2014	12 months ended 6/30/2014	12 months ended 6/30/2015
Net cash provided by (used in) operations	$66,433	($81,369)	$219,336	$173,488	$88,937	$181,274	$104,669
Acquisition of property/equipment	($84,303)	($148,543)	($170,951)	($191,584)	($260,820)	($225,270)	($308,819)
Free cash flow	($17,870)	($229,912)	$48,385	($18,096)	($171,883)	($43,996)	($204,150)
Adjustments:							
Draws (payments) on floor plan financing, net	$43,724	$282,883	($20,667)	$46,085	$207,458	$86,427	$173,882
Proceeds from lease/rental debt	$56,497	$95,661	$144,639	$161,767	$214,622	$210,699	$185,271
Principal payments on lease/rental debt	($40,442)	($62,754)	($68,950)	($90,018)	($112,414)	($101,074)	($118,886)
Debt proceeds related to acquisitions			($51,407)	($23,939)	($43,317)	($53,650)	($5,645)
Non-maintenance capital expenditures	$25,759	$34,860	$24,427	$32,644	$63,256	$31,344	$86,792
Adjusted free cash flow*	$67,668	$120,738	$76,417	$108,443	$157,722	$129,750	$117,264

*Non-GAAP financial measure – see Appendix


RUSH
TRUCK CENTERS
CNG | LNG

RUSH ENTERPRISES

July 31, 2015

expect more.

Appendix

This presentation contains certain Non-GAAP financial measures as defined under SEC rules, such as Absorption Ratio, Adjusted EBITDA, Adjusted EBIT, Adjusted EBIT Margin, Adjusted Net Income, Adjusted EPS, Adjusted Total Debt, Adjusted Net Debt, Invested Capital, Adjusted Return on Invested Capital, Free Cash Flow, and Adjusted Free Cash Flow. The Company presents Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, and Adjusted EPS as additional information about its operating results.

Management believes the presentation of these Non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have available the same information that management uses to assess operating performance and assess capital structure of the Company. These Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that Non-GAAP financial measures utilized by the Company may not be comparable to similarly titled Non-GAAP financial measures used by other companies.

Appendix Reconciliation Adjusted Net Income and EPS

In thousands, except per share amounts	2010	2011	2012	2013	2014	6 months ended 6/30/2014	6 months ended 6/30/2015
Net Income	$31,282	$55,213	$62,455	$49,217	$79,957	$31,852	$36,357
Adjustments							
Income from Discontinued Operations	($6,715)						
W. Marvin Rush retirement payment accrual, net of tax				$6,574			
Aircraft impairment charge, net of tax					$2,083		
Adjusted Net Income*	$24,567	$55,213	$62,455	$55,791	$82,040	$31,852	$36,357
Diluted shares outstanding	38,218	39,014	39,688	40,506	40,894	40,682	41,029
Adjusted EPS*	$0.64	$1.42	$1.57	$1.38	$2.01	$0.78	$0.89

*Non-GAAP financial measure

Appendix Reconciliation Adjusted EBITDA and EBIT

$ in thousands	2010	2011	2012	2013	2014	6 months ended 6/30/2014	6 months ended 6/30/2015
Adjusted Net Income*	$24,567	$55,213	$62,455	$55,791	$82,040	$31,852	$36,357
Provision for Income Taxes	$11,737	$34,964	$38,728	$36,047	$50,586	$20,152	$22,993
Interest expense	$5,363	$7,161	$13,017	$10,693	$11,198	$5,675	$6,539
Depreciation and amortization	$15,720	$20,084	$25,016	$29,925	$40,786	$17,995	$20,823
Aircraft impairment charge, net of tax					($2,083)		
(Gain) Loss on sales of assets	$36	($418)	($176)	($5)	($151)	($104)	$607
EBITDA*	$57,423	$117,004	$139,040	$132,451	$182,376	$75,570	$87,319
Adjustments							
Alternative fuel tax credits	$2,461						
Interest expense associated with floor plan notes payable	($1,560)	($3,959)	($8,449)	($7,089)	($8,432)	($4,141)	($5,971)
Adjusted EBITDA*	$58,324	$113,045	$130,591	$125,362	$173,944	$71,429	$81,348
Depreciation and amortization	($15,720)	($20,084)	($25,016)	($29,925)	($40,786)	($17,995)	($20,823)
Adjusted EBIT*	$42,604	$92,961	$105,575	$95,437	$133,158	$53,434	$60,525

*Non-GAAP financial measure